EXHIBIT 99.1

Entegris Reports Results for Third Quarter of Fiscal 2007

CHASKA (Minneapolis), Minn., October 29, 2007 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for its fiscal third quarter ended September 29, 2007. Highlights for the quarter included:

•	Sales of $151.8 million

•	Net income per share of $0.07

•	Modified gross margin improved 100 basis points to 43.7 percent

•	Non-GAAP operating margin of 11.1 percent

•	Non-GAAP EPS of $0.10

•	Cash flow from operations of $25.1 million

Third-quarter sales were $151.8 million, versus $169.9 million for the prior-year period and $153.5 million for the second quarter of fiscal 2007.

Third-quarter net income was $8.4 million, or $0.07 per fully diluted share, which includes a loss from discontinued operations of $0.5 million net of tax. On a non-GAAP basis, third-quarter net income was $11.4 million, or $0.10 per diluted share. The non-GAAP result is adjusted to exclude the effects of merger-related and other restructuring charges. A reconciliation of GAAP to non-GAAP results is provided elsewhere in this release. The third-quarter results include total pretax stock-based compensation of $2.9 million, or $0.02 per fully diluted share, of which $0.4 million represents integration-related stock-based compensation expense.

Sales for the nine months ended September 29, 2007, were $464.9 million. Net income was $33.6 million, or $0.26 per diluted share, which includes a loss from discontinued operations of $1.6 million. On a non-GAAP basis, net income was $40.3 million, or $0.31 per diluted share.

Gideon Argov, president and chief executive officer, said: “We are pleased with our results for the third quarter, particularly in light of current industry conditions. Sales of unit-driven products, which were 61 percent of total third-quarter sales, were up from the second quarter. Sales of our capital spending-driven products, which were 39 percent of sales, declined 5 percent from the prior quarter, reflecting reduced industry spending.”

Argov added: “Our third-quarter operating margin improved despite slightly lower sales. We also generated $25 million in cash from operations even as we continued to invest in key product, market, and manufacturing initiatives. With one of the broadest lines of innovative contamination control solutions in our markets, we believe our largely unit-driven business model provides a solid platform to maximize profitability and cash flow through the industry cycle.”

Through the first nine months of fiscal 2007, the Company generated $99.2 million in cash from operations and ended the quarter with $125.9 million of cash and cash equivalents.

In October 2007, the Company initiated a series of transactions in the form of inter-company dividends and loans from its Japanese subsidiary that will allow approximately $100 million of its cash balances outside the U.S. to be used to support the Company’s business development activity as well as potential stock repurchases. Of the $100 million, approximately $70 million relates to cash on hand and $30 million is to be funded by low-interest loans from Japanese banks. These transactions will likely result in an estimated $10 million U.S. tax benefit in the fourth quarter of fiscal 2007.

Outlook

For its fourth quarter ending December 31, 2007, the Company expects sales to be approximately $144 million to $152 million. Net income per diluted share is expected to range from $0.05 to $0.07, excluding any impact from the inter-company dividend. Non-GAAP net income per diluted share is expected to range from approximately $0.07 to $0.10, excluding any impact from the inter-company dividend. Non-GAAP net income per share amounts reflect pretax adjustments for merger-related amortization expense of $3.9 million and integration-related stock-based compensation expense of approximately $0.3 million.

Third-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the 2007 third quarter on Monday, October 29, 2007, at 10:00 a.m. Eastern Time. Participants should dial 1-888-202-2422 (domestic callers) or 1-913-981-5545 (callers outside the U.S.); all callers should use passcode 8788461. A replay of the call can be accessed at 1-719-457-0820 using the same passcode. The webcast of the call may be accessed from the investor relations portion of the Entegris website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is the global leader in materials integrity management, delivering a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

In addition to reporting results that are determined in accordance with generally accepted accounting principles in the U.S. (GAAP), the Company also reports non-GAAP results of operations that exclude certain expenses and charges. These non-GAAP results are provided as a complement to results provided in accordance with GAAP in order to provide investors with relevant and useful information about the Company’s ongoing operations. As such, non-GAAP information primarily excludes expenses and charges resulting from purchase accounting and integration activities associated with the Company’s August 2005 merger with Mykrolis Corporation and the August 2007 acquisition of Surmet Corporation. Earnings guidance for the quarter ending December 31, 2007 is disclosed on both a GAAP and a non-GAAP basis. A reconciliation of GAAP to non-GAAP financial information discussed in this release is contained in the attached exhibits and on the Company’s website at www.entegris.com.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, future operating results of Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including the discussion described under the headings “Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Securities Markets and Ownership of Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2006, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three months ended		Nine months ended
	Sept. 29, 2007	Sept. 30, 2006	Sept. 29, 2007	Sept. 30, 2006
Net sales	$151,811	$169,880	$464,890	$505,582
Cost of sales(a)	86,301	94,042	265,378	269,935

Gross profit	65,510	75,838	199,512	235,647
Selling, general and administrative expenses(b)	43,983	43,284	134,244	146,534
Engineering, research and development expenses	9,409	9,651	29,622	28,670

Operating income	12,118	22,903	35,646	60,443
Interest income, net	(140)	(2,846)	(5,516)	(6,765)
Other loss (income), net (c)	53	(702)	(5,997)	(2,296)

Income before income taxes	12,205	26,451	47,159	69,504
Income tax expense	3,156	8,526	11,970	22,986
Equity in net loss (earnings) of affiliates	96	(93)	(8)	(288)

Income from continuing operations	8,953	18,018	35,197	46,806
(Loss) income from discontinued operations, net of taxes	(536)	(197)	(1,620)	561

Net income	$8,417	$17,821	$33,577	$47,367

Basic income (loss) per common share:
Continuing operations	$0.08	$0.13	$0.28	$0.34
Discontinued operations	$0.00	$0.00	$(0.01)	$0.00
Net income	$0.07	$0.13	$0.27	$0.35
Diluted income (loss) per common share:
Continuing operations	$0.08	$0.13	$0.28	$0.33
Discontinued operations	$0.00	$0.00	$(0.01)	$0.00
Net income	$0.07	$0.13	$0.26	$0.34
Weighted average shares outstanding:
Basic	114,333	135,538	125,251	136,624
Diluted	116,415	138,921	127,980	139,981

a)	Cost of sales for the three months and nine months ended September 29, 2007 include $0.8 million and $1.2 million, respectively, of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense. Cost of sales for the three months and nine months ended September 30, 2006 include $52 thousand and $2.2 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses for the three months and nine months ended September 29, 2007 include $4.0 million and $14.7 million, respectively, of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles. Selling, general and administrative expenses for the three months and nine months ended September 30, 2006 include $5.7 million and $25.8 million, respectively, of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net for the nine months ended September 29, 2007 includes a $6.1 million gain from the sale of an equity investment.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended September 29, 2007

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$151,811	$—	$151,811
Cost of sales(a)	86,301	765	85,536

Gross profit	65,510	(765)	66,275
Selling, general and administrative expenses(b)	43,983	3,990	39,993
Engineering, research and development expenses	9,409	—	9,409

Operating income	12,118	(4,755)	16,873
Interest income, net	(140)	—	(140)
Other loss, net	53	—	53

Income before income taxes	12,205	(4,755)	16,960
Income tax expense	3,156	(1,788)	4,944
Equity in net loss of affiliates	96	—	96

Income from continuing operations	8,953	(2,967)	11,920
Loss from discontinued operations, net of taxes	(536)	—	(536)

Net income	$8,417	$(2,967)	$11,384

Basic income (loss) per common share:
Continuing operations	$0.08	$(0.03)	$0.10
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.07	$(0.03)	$0.10
Diluted income (loss) per common share:
Continuing operations	$0.08	$(0.03)	$0.10
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.07	$(0.03)	$0.10
Weighted average shares outstanding:
Basic	114,333	114,333	114,333
Diluted	116,415	116,415	116,415

a)	Cost of sales is adjusted for $0.8 million of merger-related and other restructuring charges, primarily the write-up of Surmet inventory to market, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses are adjusted for $(0.1) million of integration expense and other restructuring, $0.4 million of integration-related stock-based compensation expense, and $3.7 million of merger-related amortization of intangibles.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Three Months Ended September 30, 2006

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$169,880	$—	$169,880
Cost of sales(a)	94,042	52	93,990

Gross profit	75,838	(52)	75,890
Selling, general and administrative expenses(b)	43,284	5,720	37,564
Engineering, research and development expenses	9,651	—	9,651

Operating income	22,903	(5,772)	28,675
Interest income, net	(2,846)	—	(2,846)
Other income, net	(702)	—	(702)

Income before income taxes	26,451	(5,772)	32,223
Income tax expense	8,526	(1794)	10,320
Equity in net earnings of affiliates	(93)	—	(93)

Income from continuing operations	18,018	(3,978)	21,996
Loss from discontinued operations, net of taxes	(197)	—	(197)

Net income	$17,821	$(3,978)	$21,799

Basic income per common share:
Continuing operations	$0.13	$(0.03)	$0.16
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.13	$(0.03)	$0.16
Diluted income per common share:
Continuing operations	$0.13	$(0.03)	$0.16
Discontinued operations	$0.00	—	$0.00
Net income per common share	$0.13	$(0.03)	$0.16
Weighted average shares outstanding:
Basic	135,538	135,538	135,538
Diluted	138,921	138,921	138,921

a)	Cost of sales includes $52 thousand of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $5.7 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Nine Months Ended September 29, 2007

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$464,890	$—	$464,890
Cost of sales(a)	265,378	1,192	264,186

Gross profit	199,512	(1,192)	200,704
Selling, general and administrative expenses(b)	134,244	14,650	119,594
Engineering, research and development expenses	29,622	—	29,622

Operating income	35,646	(15,842)	51,488
Interest income, net	(5,516)	—	(5,516)
Other (income) loss, net(c)	(5,997)	(6,068)	71

Income before income taxes	47,159	(9,774)	56,933
Income tax expense	11,970	(3,054)	15,024
Equity in net earnings of affiliates	(8)	—	(8)

Income from continuing operations	35,197	(6,720)	41,917
Loss from discontinued operations, net of taxes	(1,620)	—	(1,620)

Net income	$33,577	$(6,720)	$40,297

Basic income (loss) per common share:
Continuing operations	$0.28	$(0.05)	$0.33
Discontinued operations	$(0.01)	—	$(0.01)
Net income	$0.27	$(0.05)	$0.32
Diluted income (loss) per common share:
Continuing operations	$0.28	$(0.05)	$0.33
Discontinued operations	$(0.01)	—	$(0.01)
Net income	$0.26	$(0.05)	$0.31
Weighted average shares outstanding:
Basic	125,251	125,251	125,251
Diluted	127,980	127,980	127,980

a)	Cost of sales includes $1.2 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $14.7 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.
c)	Other income, net includes a $6.1 million gain from the sale of a minority investment interest.

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of Statement of Operations

For the Nine Months Ended September 30, 2006

(in thousands, except per share data)

(Unaudited)

	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$505,582	$—	$505,582
Cost of sales(a)	269,935	2,163	267,772

Gross profit	235,647	(2,163)	237,810
Selling, general and administrative expenses(b)	146,534	25,825	120,709
Engineering, research and development expenses	28,670	—	28,670

Operating income	60,443	(27,988)	88,431
Interest income, net	(6,765)	—	(6,765)
Other income, net	(2,296)	—	(2,296)

Income before income taxes	69,504	(27,988)	97,492
Income tax expense	22,986	(9,238)	32,224
Equity in net earnings of affiliates	(288)	—	(288)

Income from continuing operations	46,806	(18,750)	65,556
Income from discontinued operations, net of taxes	561	—	561

Net income	$47,367	$(18,750)	$66,117

Basic income per common share:
Continuing operations	$0.34	$(0.14)	$0.48
Discontinued operations	$0.00	—	$0.00
Net income	$0.35	$(0.14)	$0.48
Diluted income per common share:
Continuing operations	$0.33	$(0.13)	$0.47
Discontinued operations	$0.00	—	$0.00
Net income	$0.34	$(0.13)	$0.47
Weighted average shares outstanding:
Basic	136,624	136,624	136,624
Diluted	139,981	139,981	139,981

a)	Cost of sales includes $2.2 million of merger-related and other restructuring charges, integration expenses, and integration-related stock-based compensation expense.
b)	Selling, general and administrative expenses include $25.8 million of merger-related and other restructuring charges, integration expense, integration-related stock-based compensation expense, and merger-related amortization of intangibles.

Entegris, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	September 29, 2007	December 31, 2006
ASSETS
Cash, cash equivalents and short-term investments	$125,873	$274,974
Accounts receivable	103,794	127,396
Inventories	81,148	93,426
Deferred tax assets	44,435	45,149
Other current assets and assets held for sale	14,552	15,376

Total current assets	369,802	556,321
Property, plant and equipment, net	125,277	120,987
Intangible assets	488,788	463,408
Deferred tax asset – non-current	7,105	5,157
Other assets	21,124	11,745

Total assets	$1,012,096	$1,157,618

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt & short-term borrowings	$25,409	$401
Accounts payable	22,027	24,952
Accrued liabilities	50,210	56,479
Income tax payable	2,769	10,025
Liabilities of discontinued operations	4,446	842

Total current liabilities	104,861	92,699
Long-term debt, less current maturities	12,672	2,995
Other liabilities	47,173	45,944
Shareholders’ equity	847,390	1,015,980

Total liabilities and shareholders’ equity	$1,012,096	$1,157,618

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